    As filed with the Securities and Exchange Commission on December 30, 1998
			      Registration No. 333-___________________________
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		      SECURITIES AND EXCHANGE COMMISSION
			   Washington, D.C. 20549

		   _________________________________________

				 FORM S-8

	    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
		   _________________________________________

			 OHIO CASUALTY CORPORATION
	   (Exact name of registrant as specified in its charter)

	   Ohio                                              31-0783294
-------------------------------                       ------------------------
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                           Identification No.)

136 North Third Street, Hamilton, Ohio                          45025
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(Address of Principal Executive Offices)                      (Zip Code)


		       The Ohio Casualty Insurance Company
			      Employee Savings Plan
		       -----------------------------------
			    (Full title of the plan)

			   Barry S. Porter
			   Treasurer
			   Ohio Casualty Corporation
			   136 North Third Street
			   Hamilton, Ohio 45025
			   ---------------------------------------
			   (Name and address of agent for service)

				 (513) 867-3000
	   -------------------------------------------------------------
	   (Telephone number, including area code, of agent for service)
			    ___________________________



		       Index to Exhibits begin at page 16.

					      [Continuation of Facing Page]

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			 Calculation of Registration Fee

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				      Proposed       Proposed
      Title of                    maximum offering   maximum
     securities        Amount          price         aggregate      Amount of
       to be            to be        per unit (2)    offering     registration
   registered (1)     registered                     price (2)        fee
  -----------------------------------------------------------------------------
   Common Shares,       750,000      $ 41.875      $ 31,406,250     $ 8,731
  $.125 Par Value (3)


  -----------------------------------------------------------------------------

  (1) In addition, pursuant to Rule 416 (c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

  (2) Estimated solely for the purpose of calculating the aggregate offering price and the registration fee pursuant to Rules 457 (c) and (h) promulgated under the Securities Act of 1933, as amended, and computed on the basis of $41.875 per share, which price is the average of the high and low sales prices of the Common Shares as reported on the NASDAQ National Market System on December 28, 1998.

  (3) This Registration Statement also covers related Common Share Purchase Rights (the "Rights") which evidence the right to purchase, under certain conditions, one Common Share, $.125 par value. Registrant is required to deliver one-half of one Right with each Common Share that becomes outstanding until the "distribution date" for the Rights, at which date the Rights will commence trading separately from the Common Shares.

				     Part II

	     INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

  Item 3.   Incorporation of Documents by Reference.
  --------------------------------------------------
	    The Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of Ohio Casualty Corporation (the "Registrant") and all other reports filed with the Securities and Exchange Commission (the "Commission") pursuant to the requirements of Section 13 (a) or Section 15 (d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since that date are hereby incorporated by reference.

	    The description of the Registrant's Common Shares contained in the Registrant's Current Report on Form 8-K filed with the Commission on December 15, 1998, and the description of the Common Share Purchase Rights of the Registrant contained in the Registrant's Form 8-A/A Amendment No. 3 filed with the Commission on March 6, 1998, or contained in any subsequent amendment or report filed for the purpose of updating such descriptions, are hereby incorporated by reference.

	    Any definitive proxy statement or information statement filed pursuant to Section 14 of the Exchange Act and all documents which may be filed with the Commission pursuant to Section 13, 14 or 15 (d) of the Exchange Act subsequent to the date hereof and prior to the completion of the offering contemplated hereby, shall also be deemed to be incorporated herein by reference and to be made a part hereof from the date of filing of such documents; provided, however, that no report of the Compensation Committee of the Board of Directors of the Registrant on executive compensation and no performance graph included in any proxy statement or information statement filed pursuant to Section 14 of the Exchange Act shall be deemed to be incorporated herein by reference.

  Item 4.   Description of Securities.
  ------------------------------------
	    Not applicable.

  Item 5.   Interests of Named Experts and Counsel.
  -------------------------------------------------
	    Not applicable.

  Item 6.  Indemnification of Directors and Officers.
  ---------------------------------------------------
	   Article V of the Regulations of the Registrant governs the indemnification of officers and directors of the Registrant. Article V provides:

	    Section 1. Mandatory Indemnification. The corporation shall indemnify (A) any officer or director of the corporation and (B) any person (including an officer or director of the corporation) who has served or is serving at the request of the corporation as a director, trustee or officer of another corporation (domestic or foreign, nonprofit or for profit), partnership, joint venture, trust or other enterprise who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (including, without limitation, any action threatened or instituted by or in the right of the corporation) by reason of the fact that he is or was a director, trustee, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (domestic or foreign, nonprofit or for profit), partnership, joint venture, trust, or other enterprise, against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. A person claiming indemnification under this Section 1 shall be presumed in respect of any act or omission giving rise to such claim for indemnification, to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal matter, to have had no reasonable cause to believe his conduct was unlawful, and the termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, rebut such presumption.

	    Section 2. Court-Approved Indemnification. Anything contained in the Regulations or elsewhere to the contrary notwithstanding:

	    (A) the corporation shall not indemnify (i) any officer or director of the corporation, or (ii) any person (including an officer or director of the corporation) who has served or is serving at the request of the corporation as a director, trustee or officer of another corporation (domestic or foreign, nonprofit or for profit), partnership, joint venture, trust or other enterprise who was a party to any completed action or suit instituted by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or agent of another corporation (domestic or foreign, nonprofit or for profit), partnership, joint venture, trust or other enterprise, in respect of any claim, issue or matter asserted in such action or suit as to which he shall have been adjudged to be liable for gross negligence or misconduct (other than negligence) in the performance of his duty to the corporation unless and only to the extent that the Court of Common Pleas of Butler County, Ohio or the court in which such action or suit was brought shall determine upon application that despite such adjudication of liability, and in view of all the circumstances of the case, he is fairly and reasonably entitled to such indemnity as such Court of Common Pleas or such other court shall deem proper; and

	    (B) the corporation shall promptly make any such unpaid indemnification as is determined by a court to be proper as contemplated by this Section 2.

	    Section 3. Indemnification for Expenses. Anything contained in the Regulations or elsewhere to the contrary notwithstanding, to the extent that an officer or director of the corporation or any person (including an officer or director of the corporation) who has served or is serving at the request of the corporation as a director, trustee or officer of another corporation (domestic or foreign, nonprofit or for profit), partnership, joint venture, trust or other enterprise has been successful on the merits or otherwise in defense of any action, suit of proceeding referred to in
  Section 1, or in defense of any claim, issue or matter therein, he shall be promptly indemnified by the corporation against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs) actually and reasonably incurred by him in connection therewith.

	    Section 4. Determination Required. Any indemnification required under Section 1 and not precluded under Section 2 shall be made by the corporation only upon a determination that such indemnification is proper in the circumstances because the person has met the applicable standard of conduct set forth in Section 1. Such determination may be made only (A) by a majority vote of a quorum consisting of directors of the corporation who were not and are not parties to, or threatened with, any such action, suit or proceeding or (B) if such a quorum is not obtainable or if a majority of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified, within the past five years or (C) by the shareholders or (D) by the Court of Common pleas of Butler County, Ohio or (if the corporation is a party thereto) the court in which such action, suit or proceeding was brought, if any; any such determination may be made by a court under subparagraph (D) of this Section at any time (including, without limitation, any time before, during or after the time when any such determination may be requested of, be under consideration by or have been denied or disregarded by the disinterested directors under subparagraph (A) or by independent legal counsel under subparagraph (B) or by the shareholders under subparagraph (C) of this Section); and no failure for any reason to make any such determination, and no decision for any reason to deny any such determination, by the disinterested directors under subparagraph (A) or by independent legal counsel under subparagraph (B) or by shareholders under subparagraph (C) of this Section shall be evidence in rebuttal of the presumption recited in
  Section 1. Any determination made by the disinterested directors under subparagraph (A) of this Section or by independent legal counsel under subparagraph (B) of this Section to make indemnification in respect of any claim, issue or matter asserted in an action or suit threatened or brought by or in the right of the Corporation shall be promptly communicated to the person who threatened or brought such action or suit, and within ten (10) days after receipt of such notification such person shall have the right to petition the Court of Common Pleas of Butler County, Ohio or the court in which such action or suit was brought, if any, to review the reasonableness of such determination.

	    Section 5. Advances for Expenses. Expenses (including, without limitation, attorneys fees, filing fees, court reporters' fees and transcript costs) incurred in defending any action, suit or proceeding referred to in
  Section 1 shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding to or on behalf of the officer, Director or other person entitled to indemnify under Section 1 promptly as such expenses are incurred by him, but only if such officer, Director or other person shall first agree, in writing, to repay all amounts so paid in respect of any claim, issue or other matter asserted in such action, suit or proceeding in defense of which he shall not have been successful on the merits or otherwise:

	    (A)  unless it shall ultimately be determined as provided in
  Section 4 that he is not entitled to be indemnified by the corporation as provided under Section 1; or

	    (B) if, in respect of any claim, issue or other matter asserted by or in the right of the corporation in such action or suit, he shall have been adjudged to be liable for gross negligence or misconduct (other than negligence) in the performance of his duty to the corporation, unless and only to the extent that the Court of Common Pleas of Butler County, Ohio of the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability, and in view of all the circumstances, he is fairly and reasonably entitled to all or part of such indemnification.

	    Section 6. Article V Not Exclusive. The indemnification provided by this Article V shall not be exclusive of any other rights to which any person seeking indemnification may be entitled under the Articles or the Regulations or any agreement, vote of shareholders of the corporation or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an officer or director of the corporation and shall inure to the benefit of the heirs, executors, and administrators of such a person.

	    Section 7. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, trustee, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (domestic or foreign, nonprofit or for profit), partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the obligation or the power to indemnify him against such liability under the provisions of this Article V.

	    Section 8. Certain Definitions. For purposes of this Article V, and as examples and not by way of limitation:

	    (A) A person claiming indemnification under this Article V shall be deemed to have been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1, or in defense of any claim, issue or other matter therein, if such action, suit or proceeding shall be terminated as to such person, with or without prejudice, without the entry of a judgment or order against him, without a conviction of him, without the imposition of a fine upon him, and without his payment or agreement to pay any amount in settlement thereof (whether or not any such termination is based upon a judicial or other determination of the lack of merit of the claims made against him or otherwise results in a vindication of him); and

	    (B) References to an "other enterprise" shall include employee benefit plans; references to a "fine" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involved services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person; who acted in good faith and in a manner he reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the corporation" within the meaning of that term as used in this Article V.

	    Section 9. Venue. Any action, suit or proceeding to determine a claim for indemnification under this Article V may be maintained by the person claiming such indemnification, or by the corporation, in the Court of Common Pleas of Butler County, Ohio. The corporation and (by claiming such indemnification) each such person consent to the exercise of jurisdiction over its or his person by the Court of Common Pleas of Butler County, Ohio in any such action, suit or proceeding.

	    Division (E) of Section 1701.13 of the Ohio Revised Code addresses indemnification by an Ohio corporation and provides as follows:

	    (E) (1) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, member, manager, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, or agent of another cooperation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

	    (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

	    (a) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that, the court of common pleas or the court in which such action or suit was brought determines, upon application, that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

	    (b) Any action or suit in which the only liability asserted against a director is pursuant to Section 1701.95 of the Revised Code.

	    (3) To the extent that a director, trustee, officer, employee, member, manager, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in division (E) (1) or
  (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

	    (4) Any indemnification under division (E) (1) or (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case, upon a determination that indemnification of the director, trustee, officer, employee, member, manager, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in division (E) (1) or (2) of this section. Such determination shall be made as follows:

	    (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with the action, suit, or proceeding referred to in division (E)
  (1) or (2) of this section,

	    (b)     If the quorum described in division (E) (4) (a) of this
  section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation or any person to be indemnified within the past five years;

	    (c)     By the shareholders;

	    (d) By the Court of Common Pleas or the court in which the action, suit, or proceeding referred to in division (E) (1) or (2) of this section was brought.

	    Any determination made by the disinterested directors under Division (E) (4) (a) or by independent legal counsel under division (E) (4)
  (b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E) (2) of this section, and, within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

	    (5) (a) Unless at the time of a director's act or omission that is the subject of an action, suit, or proceeding referred to in division (E) (1) or (2) of this section, the articles or the regulations of a corporation state, by specific reference to this division, that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in division (E) (1) or (2) of this section is pursuant to Section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding, upon receipt of any undertaking by or on behalf of the director in which he agrees to do both of the following:

	    (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

	    (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

	    (b) Expenses, including attorney's fees, incurred by a director, trustee, officer, employee, member, manager, or agent in defending any action, suit, or proceeding referred to in division (E) (1) or (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case, upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, member, manager or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the corporation.

	    (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles, the regulations, any agreement, a vote of shareholders or disinterested directors, or otherwise, both as to action in their official capacities and as to action in another capacity while holding their offices, or positions, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, member, manager, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

	    (7) A corporation may purchase and maintain insurance or furnish similar protection, including, but not limited to, trust funds, letters of credit, or self-insurance, on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

	    (8) The authority of a corporation to indemnify persons pursuant to division (E) (1) or (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E) (5), (6), and
  (7) of this section. Divisions (E) (1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to division (E) (5), (6), or (7).

	    (9) As used in division (E) of this section, "corporation" includes all constituent entities in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, trustee, member, manager, or agent of such a constituent entity, or is or was serving at the request of such constituent entity, as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, shall stand in same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

	    The Registrant has purchased insurance coverage under a policy which insures directors and officers against certain liabilities which might be incurred by them in such capacity.

	    Section 11.7 of the Ohio Casualty Insurance Company Employee Savings Plan (the "Plan") addresses the indemnification of certain persons in connection with the operation of the Plan and provides, in pertinent part, as follows:

	    Each member of the Committee shall be indemnified by the Company against expenses (other than amounts paid in settlement not approved by the

  Company) reasonably incurred by him in connection with any action to which he may be a party by reason of his membership in the Committee, except in relation to matters as to which he shall be adjudged in such action to be liable for willful misconduct in the performance of his duty as such member. The foregoing right of indemnification shall be in addition to any other right to which any such member may be entitled as a matter of law.

  Item 7.   Exemption from Registration Claimed.
  --------------------------------------------
	    Not applicable.

  Item 8.   Exhibits.
  -------------------
	    See the Index to Exhibits attached hereto beginning at page 16.

       The undersigned Registrant hereby undertakes to submit the Plan, or cause the Plan to be submitted, to the Internal Revenue Service (the "IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.

  Item 9. Undertakings.
  ---------------------
  A.   The undersigned Registrant hereby undertakes:

	  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

	       (i) To include any prospectus required by Section 10 (a) (3) of the Securities Act of 1933;

	       (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

	       (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

       provided, however, that paragraphs A (1) (i) and A (1) (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to
       Section 13 or Section 15 (d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

	    (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relative to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
	    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13 (a) or Section 15 (d) of the Securities Exchange Act of 1934 (and each filing of the Plan's annual report pursuant to Section 15 (d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  C. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6 of this Part II , or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

				 SIGNATURES

    The Registrant.   Pursuant to the requirements of the Securities Act of
    --------------
  1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, State of Ohio, on the 30th day of December, 1998.

					      OHIO CASUALTY CORPORATION


					   By:/s/ Lauren N. Patch
					      -------------------------------
					      Lauren N. Patch, President and
						  Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 30th day of December.


     Signature                             Title                             Date
     ---------                             -----                             ----
  /s/ Lauren N. Patch
  -----------------------
  Lauren N. Patch            President and Chief Executive Officer      December 30, 1998


  Joseph L. Marcum*
  -----------------------
  Joseph L. Marcum           Chairman of the Board                      December 30, 1998


  William L. Woodall*
  -----------------------
  William L. Woodall         Vice Chairman of the Board                 December 30, 1998


  Barry S. Porter*
  -----------------------
  Barry S. Porter            Chief Financial Officer and Treasurer      December 30, 1998


  Michael L. Evans*
  -----------------------
  Michael L. Evans           Vice President                             December 30, 1998


  Arthur J. Bennert*
  -----------------------
  Arthur J. Bennert          Director                                   December 30, 1998


  Vaden Fitton*
  -----------------------
  Vaden Fitton               Director                                   December 30, 1998


  Jeffrey D. Lowe*
  -----------------------
  Jeffrey D. Lowe            Director                                  December 30, 1998


  Stephen S. Marcum*
  -----------------------
  Stephen S. Marcum          Director                                   December 30, 1998


  Stanely N. Pontius
  -----------------------
  Stanley N. Pontius         Director                                   December 30, 1998


  Howard L. Sloneker III
  -----------------------
  Howard L. Sloneker III     Director                                   December 30, 1998


  Jack E. Brown
  -----------------------
  Jack E. Brown              Director                                   December 30, 1998


  Catherine E. Dolan
  -----------------------
  Catherine E. Dolan         Director                                   December 30, 1998


  Wayne R. Embry
  -----------------------
  Wayne R. Embry             Director                                   December 30, 1998


  *  By Power of Attorney
       /s/  Lauren N. Patch
       -----------------------
       Lauren N. Patch
       (Attorney in Fact)

    The Plan.   Pursuant to the requirements of the Securities Act of 1933,
    --------
  the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, State of Ohio, on December 30, 1998.


				   OHIO CASUALTY INSURANCE COMPANY
				   EMPLOYEE SAVINGS PLAN

				   By: /s/ Lauren N. Patch
				      -----------------------------------
				      Lauren N. Patch
				      Member of the Retirement Committee

			     INDEX TO EXHIBITS
			     -----------------

   Exhibit No.              Description                            Page No.
   -----------              -----------                            --------
     4 (a)              Certificate of Amended               Incorporated herein by
			Articles of Incorporation of         reference to the Registrant's
			Ohio Casualty Corporation            Current Report on Form 8-K
			("Registrant") as filed with         filed December 15, 1998
			the Ohio Secretary of State on       with the SEC (Exhibit 4(a))
			May 25, 1983.

     4 (b)              Certificate of Amendments            Incorporated herein by
			to the Articles of                   reference to the Registrant's
			Incorporation of the                 Current Report on Form 8-K
			Registrant as filed with the         filed December 15, 1998
			Ohio Secretary of State on           with the SEC. (Exhibit 4(b))
			November 21, 1986.

     4 (c)              Certificate of Amendment             Incorporated herein by
			to Amended Articles of               reference to the Registrant's
			Incorporation of the                 Current Report on Form 8-K
			Registrant as filed with the         filed December 15, 1998
			Ohio Secretary of State on           with the SEC. (Exhibit 4 (c))
			April 29, 1992.

     4 (d)              Certificate of Amendment             Incorporated herein by
			to Amended Articles of               reference to the Registrant's
			Incorporation of the                 Current Report on Form 8-K
			Registrant as filed with the         filed December 15, 1998
			Ohio Secretary of State on           with the SEC. (Exhibit 4 (d))
			April 30, 1996.

     4 (e)              Amended Articles of                  Incorporated herein by
			Incorporation of the                 reference to the Registrant's
			Registrant (reflecting               Current Report on Form 8-K
			amendments through April             filed December 15, 1998
			30, 1996) [for SEC                   with the SEC. (Exhibit 4 (e))
			reporting compliance
			purposes only not filed with
			Ohio Secretary of State]

     4 (f)              Code of Regulations of the           Incorporated herein by
			Registrant                           reference to the Registrant's
							     Current Report on Form 8-K
							     filed December 15, 1998
							     with the SEC. (Exhibit 4(f))

				    16


   Exhibit No.              Description                            Page No.
   ----------               -----------                            -------
     4 (g)              Amended and Restated                 Incorporated herein by
			Rights Agreement, dated as           reference to the Registrant's
			of February 19, 1998,                Form 8-A/A Amendment
			between the Registrant and           No. 3, dated March 5, 1998,
			First Chicago Trust                  and filed March 6, 1998
			Company of New York, as              with the SEC. (Exhibit 4 (g))
			Rights Agent

      23                Consent of
			PricewaterhouseCoopers                       18
			LLP

      24                Powers of Attorney                          19-31

				    17

							      Exhibit 23

		      Consent of Independent Accountants

  We consent to the incorporation by reference in this registration statement on Form S-8 to be filed on December 30, 1998 of our report dated January 30, 1998, except as to the information presented in Note 16, for which the date is February 19, 1998, on our audits of the consolidated financial statements of Ohio Casualty Corporation and subsidiairies as of December 31, 1997, 1996 and 1995 appearing in the Annual Report on Form 10-K of Ohio Casualty Corporation filed with the Securities and Exchange Commission pursuant to the Securities Act of 1934.



  /s/ PricewaterhouseCoopers LLP
  ------------------------------
  Cincinnati, Ohio
  December 29, 1998

							      Exhibit 24
			     POWER OF ATTORNEY
			     -----------------

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio Corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Ohio Casualty Insurance Company Employee Savings Plan, hereby constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 30th day of December 1998.



						   /s/ Barry S. Porter
						   ----------------------------
						   Barry S. Porter

			     POWER OF ATTORNEY
			     -----------------

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio Corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Ohio Casualty Insurance Company Employee Savings Plan, hereby constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 30th day of December 1998.



						   /s/ Arthur J. Bennert
						   ---------------------------
						   Arthur J. Bennert

			     POWER OF ATTORNEY
			     -----------------

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio Corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Ohio Casualty Insurance Company Employee Savings Plan, hereby constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 30th day of December 1998.



						   /s/ Jack E. Brown
						   ---------------------------
						   Jack E. Brown

			     POWER OF ATTORNEY
			     -----------------

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio Corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Ohio Casualty Insurance Company Employee Savings Plan, hereby constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 30th day of December 1998.


						   /S/ Catherine E. Dolan
						   ---------------------------
						   Catherine E. Dolan

			     POWER OF ATTORNEY
			     -----------------

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio Corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Ohio Casualty Insurance Company Employee Savings Plan, hereby constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 30th day of December 1998.


						   /s/ Wayne Embry
						   ---------------------------
						   Wayne Embry

			     POWER OF ATTORNEY
			     -----------------

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio Corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Ohio Casualty Insurance Company Employee Savings Plan, hereby constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 30th day of December 1998.



						   /s/ Vaden Fitton
						   ---------------------------
						   Vaden Fitton

			     POWER OF ATTORNEY
			     -----------------

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio Corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Ohio Casualty Insurance Company Employee Savings Plan, hereby constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 30th day of December 1998.



						   /s/ Jeffery D. Lowe
						   ---------------------------
						   Jeffery D. Lowe

			     POWER OF ATTORNEY
			     -----------------

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio Corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Ohio Casualty Insurance Company Employee Savings Plan, hereby constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 30th day of December 1998.



						   /s/ Joseph L. Marcum
						   ---------------------------
						   Joseph L. Marcum

			     POWER OF ATTORNEY
			     -----------------

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio Corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Ohio Casualty Insurance Company Employee Savings Plan, hereby constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 30th day of December 1998.



						   /s/ Stephen S. Marcum
						   ---------------------------
						   Stephen S. Marcum

			     POWER OF ATTORNEY
			     -----------------

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio Corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Ohio Casualty Insurance Company Employee Savings Plan, hereby constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 30th day of December 1998.



						   /s/ Lauren N. Patch
						   ---------------------------
						   Lauren N. Patch

			     POWER OF ATTORNEY
			     -----------------

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio Corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Ohio Casualty Insurance Company Employee Savings Plan, hereby constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 30th day of December 1998.



						   /s/ Stanely N. Pontius
						   ---------------------------
						   Stanley N. Pontius

			     POWER OF ATTORNEY
			     -----------------

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio Corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Ohio Casualty Insurance Company Employee Savings Plan, hereby constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 30th day of December 1998.



						   /s/ Howard L. Sloneker III
						   ---------------------------
						   Howard L. Sloneker III

			     POWER OF ATTORNEY
			     -----------------

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of OHIO CASUALTY CORPORATION, an Ohio Corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Ohio Casualty Insurance Company Employee Savings Plan, hereby constitutes and appoints Lauren N. Patch and Barry S. Porter, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of 30th day of December 1998.



						   /s/ William L. Woodall
						   ---------------------------
						   William L. Woodall

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